Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Phoenix Motor Inc. (the “Company”) on Form 10-Q for the third quarter ended September 30, 2024 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: February 11, 2025

/s/ Xiaofeng Denton Peng
Xiaofeng Denton Peng
Chairman and Chief Executive Officer
(Principal executive officer)

Date: February 11, 2025

/s/ Michael Yung
Michael Yung
Chief Financial Officer
(Principal financial and accounting officer)